================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 MARCH 28, 2002


                      AAMES CAPITAL ACCEPTANCE CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2002-1
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         DELAWARE                     333-54184-06            95-4619902
----------------------------         --------------      ---------------------
(State or other jurisdiction          (Commission           (I.R.S.  employer
     of incorporation)                file number)         identification no.)


     350 SOUTH GRAND AVENUE, 40TH FLOOR
          LOS ANGELES, CALIFORNIA                                90071
 ------------------------------------------              -----------------------
  (Address of principal executive offices)                     (ZIP Code)


                                 (323) 210-5000
              ----------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

Item 5.  Other Events

         Aames Capital Corporation (the "Seller") registered up to $2,003,994,800 aggregate principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on form S-3, including a prospectus (Registration Statement File No. 333-54184) (the "Registration Statement"). Pursuant to the Registration Statement, the Seller filed a Prospectus Supplement, dated March 13, 2002, and a Prospectus, dated September 7, 2001 (together, the "Prospectus"), relating to $175,000,000 (approximate) aggregate principal amount of Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates"), issued by Aames Mortgage Trust 2002-1 (the "Trust") on March 28, 2002 (the "Closing Date"). The Certificates consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B Certificates (collectively, the "Offered Certificates"), Class R Certificates and Class C Certificates (the "Class R Certificates" and "Class C Certificates", respectively, and collectively with the Offered Certificates, the "Certificates"). Only the Offered Certificates were offered by the Prospectus.

         The Certificates represent undivided beneficial ownership interests in the Trust, which was created pursuant to the Pooling and Servicing Agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement") between the Seller, as seller, Aames Capital Acceptance Corporation, as depositor (the "Depositor"), Ocwen Federal Bank FSB, as servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of a pool (the "Mortgage Pool") of home equity mortgage loans (the "Initial Mortgage Loans").

         This Current Report on Form 8-K is being filed to file a copy of the revised Pooling and Servicing Agreement executed in connection with the issuance of the Certificates and supercedes the Pooling and Servicing Agreement previously filed in error on April 11, 2002.

         Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under file number 333-54184.

         Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         4.1      Revised Pooling and Servicing Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AAMES CAPITAL ACCEPTANCE CORPORATION

                                            By: /s/ Rick Holguin
                                                --------------------------------
                                                Rick Holguin
                                                Vice President



Dated:  March 28, 2002

                                  EXHIBIT INDEX


Exhibit No.          Description of Exhibit
-----------          ----------------------

4.1                  Revised Pooling and Servicing Agreement